Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT,

SECURITY AND PLEDGE AGREEMENT

AND DISCLOSURE LETTER

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, SECURITY AND PLEDGE AGREEMENT AND DISCLOSURE LETTER (this “Amendment”), effective as of March 3, 2009, is entered into by and among FEI COMPANY, an Oregon corporation (the “Borrower”), each of the Guarantors listed on the signature pages hereof (such Guarantors, together with the Borrower, the “Debtors”), each of the Lenders listed on the signature pages hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent under the Credit Agreement (as herein defined), not in its individual capacity, but solely as collateral agent for the Lenders and other Secured Parties (as such terms are herein defined) (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Guarantors party thereto, the lenders party thereto (the “Lenders”), the Administrative Agent and J.P. Morgan Europe Limited, as Alternative Currency Agent for the Lenders, are parties to that certain Credit Agreement dated as of June 4, 2008 (as amended, modified and supplemented from time to time, the “Credit Agreement”); and

WHEREAS, the Debtors and the Administrative Agent are parties to that certain Security and Pledge Agreement, executed in connection with, and dated as of even date with the Credit Agreement (the “Security Agreement”); and

WHEREAS, in connection with the Credit Agreement and Security Agreement, the Borrower delivered that certain letter, dated as of even date with the Credit Agreement, containing certain schedules, to the Administrative Agent and the Lenders (the “Disclosure Letter”); and

WHEREAS, the Debtors wish to conduct a reorganization of their corporate structure, obtain a release of a portion of the Collateral and incur additional Indebtedness relating to such released portion of the Collateral and, in connection therewith, have requested the Administrative Agent and the Lenders to amend certain provisions of the Credit Agreement, Security Agreement and Disclosure Letter; and

WHEREAS, the Administrative Agent and each Lender signatory hereto has agreed to amend the Credit Agreement, Security Agreement and Disclosure Letter to the extent reflected in this Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

2. Amendment to Section 1.01 of the Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended to restate the definition of “Termination Date” in its entirety as follows:

““Termination Date” means May 27, 2013.”

(b) Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in proper alphabetical order:

““Existing UBS Account” means that certain investment account number WI-04635 held in the name of the Borrower at UBS Financial.

“UBS Bank” means UBS Bank USA.

“UBS ARS Collateral Account” means that certain investment account held in the name of the Borrower at UBS Financial holding solely auction rate securities.

“UBS Financial” means UBS Financial Services Inc.”

3. Amendment to Section 6.01 of the Credit Agreement. Section 6.01 of the Credit Agreement is hereby amended to add the following new subsection (q) to the end of said Section 6.01:

“(q) Indebtedness owed by the Borrower to UBS Bank, or any of its Affiliates providing a loan in lieu of UBS Bank, that is secured only by the UBS ARS Collateral Account; provided, that (i) the proceeds of such Indebtedness are deposited in a deposit account as to which the Administrative Agent has a perfected first priority security interest and such account is not subject to any other security interests, (ii) the Administrative Agent shall have received a deposit account control agreement, executed by the Borrower and the financial institution maintaining such account, in form and substance reasonably satisfactory to the Administrative Agent and (iii) such Indebtedness shall only be repaid with (A) the proceeds of the transaction described in Section 6.04(i) or (B) the proceeds of a refinancing of such Indebtedness provided by UBS Bank or any of its Affiliates, but, in any case, must be repaid prior to July 2, 2012; provided, however, that such Indebtedness shall be permitted to be repaid with any other funds so long as (x) immediately upon the repayment of such Indebtedness, the Liens on the UBS Collateral Account are released and the Administrative Agent is granted a first priority perfected security interest in such account and (y) no Default or Event of Default has occurred and is continuing.”

4. Amendment to Section 6.02 of the Credit Agreement. Section 6.02 of the Credit Agreement is hereby amended to add the following new subsection (i) to the end of said Section 6.02:

“(i) Liens on the UBS ARS Collateral Account securing Indebtedness permitted by Section 6.01(q); provided that such Lien shall not apply to any other property or asset of the Borrower or any of its Subsidiaries.”

5. Amendment to Section 6.04 of the Credit Agreement.

(a) Section 6.04 of the Credit Agreement is hereby amended to restate subsection (h) in its entirety as follows:

“(h) a transfer by the Borrower or any of its Subsidiaries of (i) any interest in a promissory note made by FEI International in the approximate principal amount of $25,200,000, and upon such transfer, the Administrative Agent shall release its Lien on such promissory note, and (ii) all Equity Interests in FEI International to FEI Global Holdings C.V., a limited partnership organized under the laws of the Netherlands.”

(b) Section 6.04 of the Credit Agreement is hereby amended to add the following new subsection (i) to the end of said Section 6.04:

“(i) a sale by the Borrower of the securities entitlements credited to the UBS ARS Collateral Account to UBS Financial or any third party, (i), if made before June 30, 2010, for not less than 95% of the full par value of said securities entitlements, and, (ii), if made after said date, for not less than the full par value thereof, and which sale, in either case, must be completed on or before July 2, 2012; provided that, if Indebtedness permitted by Section 6.01(q) is outstanding at the time of such sale, the proceeds thereof shall be used to repay such Indebtedness.”

6. Amendment to Article VI of the Credit Agreement. Article VI of the Credit Agreement is hereby amended to add the following new Section 6.17 to the end of said Article VI:

“SECTION 6.17 UBS Accounts. The Borrower shall not (i) deposit any cash, property or other assets into the UBS ARS Collateral Account, (ii) establish any account at UBS Bank, UBS Financial or any of their Affiliates other than the Existing UBS Account and the UBS ARS Collateral Account, (iii) incur any Indebtedness from UBS Bank, UBS Financial or any of their

Affiliates other than the Indebtedness permitted under Section 6.01(q); provided, however, the Borrower shall promptly transfer the assets held in the Existing UBS Account to the UBS ARS Collateral Account other than securities in the approximate amount of $13,000,000 or (iv) permit to exist any Lien on the Existing UBS Account other than the Lien in favor of the Administrative Agent.”

7. Amendment to Section 7.01(g) of the Credit Agreement. Section 7.01(g) of the Credit Agreement is hereby amended to add the following new proviso at the end of said Section 7.01(g):

“; provided further that this clause (g) shall not apply to any demand for payment under the Indebtedness permitted by Section 6.01(q).”

8. Amendment to Credit Agreement and Disclosure Letter. The Credit Agreement and Disclosure Letter are hereby amended to delete in its entirety Schedule 1.01B referenced in the definitions of “Leverage Ratio” and “Liquidity” in Section 1.01 of the Credit Agreement and attached to the Disclosure Letter and replace such Schedule with Schedule 1.01B attached hereto.

9. Amendment to Security Agreement. The last sentence of Section 2.01 of the Security Agreement is hereby amended to delete “and” immediately preceding subsection (v) and add the following new subsection (vi) at the end of said sentence:

“, and (vi) the UBS ARS Collateral Account and any securities entitlements credited to the UBS ARS Collateral Account.”

10. Amendment to Security Agreement and Disclosure Letter. The Security Agreement and Disclosure Letter are hereby amended to delete in its entirety Annex 3 referenced in the definition of “Securities Collateral” in Section 1.01 of the Security Agreement and attached to the Disclosure Letter and replace such Annex with Annex 3 attached hereto.

11. Ratification. Each Debtor hereby ratifies all of its Obligations under the Credit Agreement and the other Loan Documents and agrees and acknowledges that the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders, the Secured Parties or the Administrative Agent created by or contained in the Credit Agreement or in any other Loan Document nor is any Debtor released from any covenant, warranty or obligation created by or contained therein.

12. Representations and Warranties. Each Debtor hereby represents and warrants to the Administrative Agent, the Lenders and the Secured Parties that (i) this Amendment has been duly executed and delivered on behalf of such Debtor, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (ii) this Amendment constitutes a valid and legally binding agreement enforceable against each Debtor in accorded with its terms, (iii) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except as heretofore otherwise disclosed in writing to the Administrative Agent, provided, that to the extent such representations and warranties were made as of a specified date, the same shall be required to remain true and correct in all material respects as of such specific date, (iv) no Default or Event of Default exists under the Credit Agreement or any other Loan Document and (v) the execution, delivery and performance of this Amendment has been duly authorized by each of the Debtors.

13. Conditions to Effectiveness. This Amendment shall be effective upon the execution and delivery hereof by all parties to the Administrative Agent and receipt by the Administrative Agent of the following in form and substance satisfactory to the Administrative Agent:

(a) this Amendment, executed by all parties hereto;

(b) a deed of pledge of the registered claims under the limited partnership agreement of FEI Global Holdings C.V. (the “Partnership Agreement”), together with any other documents or instruments required under the laws of the Netherlands to grant to the Administrative Agent, for the benefit of the Secured Parties, a valid, perfected security interest in 65% of the registered claims under the Partnership Agreement of FEI Global Holdings C.V. (the “Dutch Pledge Documents”);

(c) a certificate of an officer and of the secretary or an assistant secretary of each of the Debtors certifying, inter alia, (i) copies of each of the articles or certificate of incorporation or organization, as amended and in effect, of such Debtor, the bylaws or operating agreement or regulations, as amended and in effect, of such Debtor (or a statement that such documents have not changed since June 4, 2008) and the resolutions adopted by the board of directors or managers or members of such Debtor (A) approving the form of this Amendment and (B) authorizing the execution, delivery and performance by such Debtor of this Amendment and (ii) the incumbency and specimen signatures of the officers of such Debtor executing any documents on its behalf;

(d) an opinion from Dutch counsel, reasonably satisfactory to the Administrative Agent;

(e) an executed copy of the Partnership Agreement in form and substance satisfactory to the Administrative Agent and its counsel;

(f) the payment to the Administrative Agent of all fees and expenses (including the fees and disbursements of Andrews Kurth LLP and Linklaters LLP) and all fees payable to the Lenders in connection with this Amendment;

(g) such other consents, approvals, opinions or documents as the Administrative Agent may reasonably request.

14. Release and Indemnity.

(a) Each of the Debtors hereby releases and forever discharges the Administrative Agent and each of the Lenders and Secured Parties and each affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based in law or equity, which any of said parties has held or may now or in the future own or hold, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Amendment is signed by any of such parties (i) arising directly or indirectly out of the Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between the Debtors or their representatives and the Administrative Agent, the Lenders and the Secured Parties or any of their respective directors, officers, agents, employees, attorneys or other representatives. Such release, waiver, acquittal and discharge shall and does include, without limitation, any claims of usury, fraud, duress, misrepresentation, lender liability, control, exercise of remedies and all similar items and claims which may, or could be, asserted by any of the Debtors.

(b) Each of the Debtors hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 10.03 of the Credit Agreement, and agrees that this Amendment and any losses, claims, damages and expenses related thereto shall be covered by such indemnities.

(c) Each of the Guarantors hereby ratifies and reaffirms its obligations under the Guarantees and confirms that said Guarantees remain in full force and effect notwithstanding the execution of this Amendment.

15. Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original or facsimile form, each of which shall be construed as an original, but all of which shall constitute one and the same instrument.

16. Governing Law. This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith other than the Dutch Pledge Documents and the Partnership Agreement shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the law of New York and of the United States.

17. Final Agreement of the Parties. Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Security Agreement, as amended by this Amendment. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

[Remainder of page intentionally left blank; signatures on separate pages]

IN WITNESS WHEREOF, the Debtors and the Administrative Agent have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

DEBTORS:	FEI COMPANY,
an Oregon corporation

	By:	/s/ RAYMOND A. LINK
Raymond A. Link
Executive Vice President and Chief Financial Officer

FEI TECHNOLOGIES INC.,
an Oregon corporation

	By:	/s/ RAYMOND A. LINK
Raymond A. Link
President

Signature Page to First Amendment

ADMINISTRATIVE AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ ROBERT L. MENDOZA
		Name:	Robert L. Mendoza
		Title:	Vice President

Signature Page to First Amendment

LENDER:	HSBC BANK USA, NATIONAL ASSOCIATION

	By:	/s/ MIKE MITCHELL
		Name:	Mike Mitchell
		Title:	Vice President

Signature Page to First Amendment

LENDER:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ RICHARD J. AMENY, JR.
		Name:	Richard J. Ameny, Jr.
		Title:	Vice President

Signature Page to First Amendment

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ CHRIS SWINDELL
		Name:	Chris Swindell
		Title:	Senior Vice President

Signature Page to First Amendment

LENDER:	WELLS FARGO HSBC TRADE BANK, NA

	By:	/s/ MARCUS R. HALL
		Name:	Marcus R. Hall
		Title:	Vice President

Signature Page to First Amendment

LENDER:	ABN AMRO BANK N.V.

	By:	/s/ MICHELE COSTELLO
		Name:	Michele Costello
		Title:	Director

	By:	/s/ SUNEEL S. GILL
		Name:	Suneel S. Gill
		Title:	Assistant Vice President

Signature Page to First Amendment

Schedule 1.01B

INVESTMENTS RELATING TO FINANCIAL COVENANT CALCULATIONS

Investments Permitted under Short-Term Investments Policy

Instrument Type	Minimum Rating (1)(3)	Maximum Maturity	Maximum Concentration

Money Market Funds (2)	AAA	Daily

100% of Portfolio for US Government and US Government Agency MM funds, 50% of Portfolio for non-government MM funds.

FEI’s total investment in a MM fund shall not exceed 10% of the individual MM fund value and must be 2A7 compliant and have as its highest priority maintaining a 1.00 NAV.

US Treasury Bills (2)	N/A	12 months	None

US Treasury Notes (2)	N/A	36 months	50% of portfolio

US Government Agencies e.g. FFCB, FHLB, FHLMC, FNMA, GNMA, TVA	N/A	36 months	Max of 50% of portfolio, 10% per issuer

Municipal Notes or Bonds (2)	AAA, Aaa	36 months	Max of 25% of portfolio, 5% per issuer

Corporate Notes or Bonds (2)	AAA, Aaa	36 months	Max of 25% of portfolio, 5% per issuer

	A/A2	36 months	Up to 10% of portfolio, 5% per issuer

Commercial Paper (2)	A1/P1	270 days	Max of 30% of portfolio, 5% per issuer

Schedule 1.01B - 1

Instrument Type	Minimum Rating (1)(3)	Maximum Maturity	Maximum Concentration

No asset backed commercial paper structures are authorized to be purchased as of March 19, 2008 under FEI policy.

Time Deposits, Certificates of Deposit (2)	Bank rated AA/Aa2	36 months	Max of 20% of portfolio, 5% per issuer

(1)	Investment securities must have the indicated minimum rating by at least 2 nationally recognized statistical rating organizations e.g. Moody, S&P, Fitch, etc.

(2)	Investments held offshore by subsidiaries must be limited to Money Market Funds, Foreign Government obligations, Corporate Bonds, Commercial or Certificates or Deposit and must utilize the same credit rating, maturity and concentration requirements.

(3)	For any security that gets its rating by virtue of credit enhancement or bond insurance the issuer must have an underlying rating of A2/A.

Note: FEI’s calculation for % of portfolio, portfolio is defined as total cash equivalents (GL 104000) and both ST & LT investments (GL 111000 and GL 161000)

Schedule 1.01B - 2

Investments Permitted under International Short-Term Investments Policy

Instrument Type	Minimum Rating (1)	Maximum Maturity	Maximum Concentration

Overnight Bank Investment Account /Time Deposits/ Money Market Funds (2)	AAA	Daily	100% of Portfolio so long as total does not exceed 20M USD (Brno/Asia) or 20M EUR (Acht) FEI’s total investment in a MM fund shall not exceed 10% of the individual MM fund value

Commercial Paper (2)	A1/P1	270 days	Max of 50% of EUR portfolio, not to exceed 20M EUR per issuer (NOTE this is worldwide concentration)

No asset backed commercial paper structures are allowed under FEI policy.

(1)	Investment securities must have the indicated minimum rating by at least 2 nationally recognized statistical rating organizations e.g. Moody, S&P, Fitch, etc.

(2)	Investments held offshore by subsidiaries must be limited to Money Market Funds, Foreign Government obligations, Corporate Bonds, Commercial or Certificates or Deposit and must utilize the same credit rating, maturity and concentration requirements.

Note: The FEI calculation for % of portfolio in Europe, portfolio is defined as total EUR cash equivalents (GL 104000) and both ST & LT investments (GL 111000 and GL 161000). In addition, the total amount held in FEI’s EUR overnight investment account should be included as well for calculation in Acht.

Schedule 1.01B - 3

EXECUTION VERSION

Annex 3

SECURITIES COLLATERAL

Equity Interests of Subsidiaries

Debtor	Entity	Certificate Number	Number and Class of Equity Interests	Percentage of Equity Interests Pledged by Debtor
FEI Company	FEI Global Holdings C.V.	N/A1	Partnership Interest	65%
FEI Company	FEI Technologies Inc.	1	10 shares	100%
FEI Company	FEI Systems (Thailand) Company, Limited	11	4900 ordinary (Class A) shares	65%
FEI Company	FEI Systems (Thailand) Company, Limited	12	5094 preferred (Class B) shares	65%
FEI Company	FEI Deutschland GmbH	N/A2	1 share	65%
FEI Technologies Inc.	FEI Global Holdings C.V.	N/A1	Partnership Interest	65%

Equity Interests of Third Parties

Debtor	Entity	Certificate Number	Number and Class of Equity Interest

FEI Company	Norsam Technologies, Inc.	P-1	500,000 shares of Series A Preferred Stock

FEI Company	Neocera, Inc.	PB-7	529,189 shares of Series B Preferred Stock

FEI Company	NanoImaging Services, Inc.	5	175,115 common shares

Warrants, Options or other rights entitling the holder to purchase or acquire any Equity Interests

1.	Warrant to purchase 226,244 shares of Series B Preferred Stock of Neocera, Inc.

2.	Warrant to purchase 552,995 shares of Series A Preferred Stock of NanoImaging Services, Inc.

[1]	Partnership interests of FEI Global Holdings C.V. are uncertificated.

[2]	Shares of FEI Deutschland GmbH are uncertificated.

Annex 3 - - 4 -